SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                MARCH 31, 1995
               Date of Report (Date of Earliest Event Reported)


                              KINARK CORPORATION
          (Exact name of the registrant as specified in its charter)

DELAWARE
(State of Incorporation)

1-3920
(Commission File No.)

71-0268502
(I.R.S. Employee Identification No.)


                                7060 SOUTH YALE
                            TULSA, OKLAHOMA  74136
                   (Address of principal executive offices)

                Registrant's telephone number:  (918) 494-0964

Item 5. Other Events. Article II, Section 1 of the Corporation's bylaws were amended on March 31, 1995 to reduce the number of Directors from seven (7) members to six (6) members.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KINARK CORPORATION



                                        By:    /s/ Paul R. Chastain
                                                  Paul R. Chastain
                                                  Chief Executive Officer

Date:  June 19, 1995